UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

PRIME NUMBER ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-262457	86-2378484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1129 Northern Blvd., Suite 404 Manhasset, NY, 11030
(Address of principal executive offices)

(347) 329-1575

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one-half of one Warrant, and one right	PNACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PNAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PNACW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-eighth (1/8) of one share of Class A common stock at the closing of a business combination	PNACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 12, 2022, the Registration Statement on Form S-1 (File No. 333-262457) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Prime Number Acquisition I Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On May 17, 2022, the Company consummated the IPO of 6,450,000 units (including 450,000 units issued upon the partial exercise of the over-allotment option, the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, and one right (the “Right”), each right entitling the holder thereof to receive one-eighth (1/8) of one share of Class A Common Stock upon the completion of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $64,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 398,892 shares of the Company’s Class A common stock (the “Private Placement Shares”) to the Company’s sponsors, including 349,032 shares to Prime Number Acquisition LLC (“Sponsor A”), and 49,860 shares to Glorious Capital LLC (“Sponsor B”, together with Sponsor A, the “Sponsors”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $3,988,920 (including $3,490,320 from Sponsor A and $498,600 from Sponsor B). The Private Placement Shares are identical to the Class A common stock sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated May 12, 2022, among the Company, Prime Number Capital, LLC and WestPark Capital, Inc., as representatives of the several underwriters;

●	a Warrant Agreement, dated May 12, 2022, between the Company and VStock Transfer, LLC, as warrant agent;

●	a Right Agreement, dated May 12, 2022, between the Company and VStock Transfer, LLC, as right agent;

●	a Private Placement Share Purchase Agreement, dated May 12, 2022, between the Company and the Sponsors;

●	an Investment Management Trust Agreement, dated May 12, 2022, between the Company and Wilmington Trust, National Association, as trustee;

●	a Registration Rights Agreement, dated May 12, 2022, between the Company, the Sponsors and certain other security holders of the Company;

●	a Letter Agreement, dated May 12, 2022, between the Company, the Sponsors and certain security holders named therein;

●	an Indemnity Agreements, dated May 12, 2022, between the Company and each of its officers and directors;

●	an Administrative Service Agreement, dated May 12, 2022, between the Company and the Sponsor.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1, the Right Agreement is included as Exhibit 4.2, the Letter Agreement, Investment Management Trust Agreement, Registration Rights Agreement are included as Exhibits 10.1, 10.2 and 10.3, respectively, the Private Placement Share Purchase Agreement between the Company and the Sponsors is included as Exhibit 10.4, the Indemnity Agreement between the Company and its officers and directors, and the Administrative Services Agreement are included as Exhibits 10.5, and 10.6, respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 398,892 Private Placement Shares to the Company’s Sponsors, including 349,032 shares to Sponsor A and 49,860 shares to Sponsor B, at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $3,988,920. The Private Placement Shares are identical to the Class A common stock sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 12, 2022, in connection with the effectiveness of the Registration Statement, David Friedman, Qinyu Wang, David Sherman, and Chris Dunn became directors of the Company. In addition, pursuant to the amended and restated certificate incorporation of the Company, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2023 annual general meeting – H. David Sherman; Class II, with a term expiring at the 2024 annual general meeting –Qinyu Wang and Chris Dunn; and Class III, with a term expiring at the 2025 annual general meeting – Dongfeng Wang, and David Friedman.

The board has determined that each of Mr. Sherman, Ms. Qinyu Wang and Mr. Dunn are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Sherman qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Sherman, Ms. Wang and Mr. Dunn will serve as members of the audit committee, with Mr. Sherman serving as chair of the audit committee.

On May 12, 2022, our Sponsor A has agreed in a Securities Assignment Agreement to transfer an aggregated amount of 138,500 founder shares to our officers, directors, secretary and a member of Sponsor A and their designees prior to the closing of this offering, among which, (i) 45,000 founder shares will be transferred to Mr. Dongfeng Wang, our Chief Executive Officer and Chairman, (ii) 30,000 founder shares will be transferred to Mr. David Friedman, our Chief Financial Officer and a director, (iii) each 15,000 founder shares will be transferred to Ms. Qinyu Wang, Mr. David Sherman, and Mr. Chris Dunn, our independent director nominees. Other than as set forth elsewhere in this prospectus, no compensation of any kind, including finder’s and consulting fees, will be paid to our founders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to this offering to be paid either prior to or in connection with our initial business combination. In addition, our officers, directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our founders or their affiliates.

A copy of the Securities Assignment Agreement is included as Exhibit 10.7 hereto, and incorporated by reference herein.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Certificate of Incorporation.

On May 10, 2022, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $65,790,000 (or $10.20 per unit), comprised of $64,500,000 of the proceeds from the IPO (which amounts includes $2,257,500 of the underwriter’s deferred underwriting fee pursuant to the Agreement), and $3,988,920 of the proceeds from the Private Placement Shares, were placed in a U.S.-based trust account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months (or up to 18 months, if extended) from the closing of the IPO and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 12 months (or up to 18 months, if extended) from the closing of the IPO, subject to applicable law.

On May 12, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On May 17, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated May 12, 2022, among the Registrant, and Prime Number Capital, LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated May 10, 2022.

4.1	Warrant Agreement, dated May 12, 2022, between the Registrant and VStock Transfer, LLC, as warrant agent.

4.2	Right Agreement, dated May 12, 2022, between the Registrant and VStock Transfer, LLC, as right agent.

10.1	Letter Agreement, dated May 12, 2022, among the Registrant and certain security holders.

10.2	Investment Management Trust Agreement, dated May 12, 2022, between the Registrant and Wilmington Trust, National Association, as trustee.

10.3	Registration Rights Agreement, dated May 12, 2022, among the Registrant, certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated May 12, 2022, between the Registrant and the Sponsors.

10.5	Form of Indemnity Agreements, dated May 12, 2022, between the Registrant and each of its directors and officers.

10.6	Administrative Services Agreement, dated May 12, 2022, between the Registrant and the Sponsor.

10.7	Securities Assignment Agreement, dated May 12, 2022, among Sponsor A, and certain directors and officers of the Registrant.

99.1	Press Release, dated May 12, 2022.

99.2	Press Release, dated May 17, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Number Acquisition I. Corp.

	By:	/s/ Dongfeng Wang
	Name:	Dongfeng Wang
	Title:	Chairman and CEO

Date: May 17, 2022